Filed Pursuant to Rule 497(c)
1933 Act File No. 333-108394
1940 Act File No. 811-21422

P R O S P E C T U S
July 21, 2008

Lotsoff Capital Management Investment Trust

        Lotsoff Capital Management Investment Trust (the “Lotsoff Funds”) is a family of no load mutual funds consisting of:

•	The Lotsoff Capital Management Micro Cap Fund (the “Micro Cap Fund”), a stock fund seeking long-term capital appreciation by investing mainly in common stocks of U.S. companies with market capitalizations that are below $700 million at the time of initial purchase. In view of this, the Micro Cap Fund may be subject to above-average risk.

•	The Lotsoff Capital Management Active Income Fund (the “Active Income Fund”), an income fund seeking to provide high current income and capital appreciation by investing in U.S. and foreign fixed income and floating rate securities, both investment and non-investment grade credit quality, and by engaging in a variety of short-term trading strategies (involving both fixed income and equity securities). The Active Income Fund is actively managed taking both long and short positions and may invest in derivatives. In view of this, the Active Income Fund may be subject to above-average risk.

        Please read this Prospectus and keep it for future reference. It contains important information, including information on how the Lotsoff Funds invest and the services they offer to shareholders.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

	TABLE OF CONTENTS
Lotsoff Capital Management	Questions Every Investor Should Ask Before
Investment Trust	Investing in the Lotsoff Funds	2
20 North Clark Street	MicroCap Fund Investment Objective and Strategies	14
34th Floor	Active Income Fund Investment Objective and Strategies	16
Chicago, Illinois 60602-4109	Disclosure of Portfolio Holdings	18
Toll Free: 877-568-7633 (LOTSOFF)	Management of the Lotsoff Funds	18
Local:(312) 368-1442	The Lotsoff Funds’ Share Price	19
	Purchasing Shares	20
	Redeeming Shares	24
	Dividends, Distributions and Taxes	27
	Financial Highlights	28
	Share Purchase Application	n/a

QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE
INVESTING IN THE LOTSOFF FUNDS

Lotsoff Capital Management Micro Cap Fund

1.	What are the Micro Cap Fund’s Goals?

The Micro Cap Fund seeks long-term capital appreciation.

2.	What are the Micro Cap Fund’s Principal Investment Strategies?

The Micro Cap Fund invests (normally at least 80% of its net assets, plus borrowings for investment purposes) in common stocks of domestic companies with market capitalizations that are below $700 million at the time of initial purchase (“micro cap companies”).

The micro cap sector of the U.S. equity market is comprised of the smallest public companies based on market capitalization. Normally, micro cap companies are in their earliest stages of public development and may offer unique products, services or technologies or may serve special or rapidly expanding niches.

The Micro Cap Fund’s investment adviser, Lotsoff Capital Management (the “Adviser”), uses quantitative models and fundamental analysis to look for micro cap companies that appear to have the potential for more rapid price appreciation than other micro cap stocks and the overall stock market in general. The Adviser will generally sell a portfolio security when the Adviser believes:

•	the security has achieved its value potential;
•	changing fundamentals signal a deteriorating value potential; or
•	other micro cap securities have a better performance potential.

The Micro Cap Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for potential long-term capital appreciation.

3.	What are the Principal Risks of Investing in the Micro Cap Fund?

Investors in the Micro Cap Fund may lose money. There are risks associated with the types of securities in which the Micro Cap Fund invests. These risks include:

•	Micro Cap Companies:

Micro cap companies typically have relatively lower revenues, limited product lines, lack of management depth, higher risk of insolvency and a smaller share of the market for their products or services than larger capitalization companies. Generally, the share prices of micro cap company stocks are more volatile than those of larger companies. Thus, the Micro Cap Fund’s share price may increase or decrease by a greater percentage than the share prices of funds that invest in the stocks of large companies. Also, the returns of micro cap company stocks may vary, sometimes significantly, from the returns of the overall market. Micro cap companies tend to perform poorly during times of economic stress. Finally, relative to large company stocks, the stocks of micro cap companies are thinly traded, and purchases and sales may result in higher transactions costs.

•	Manager Risk:

How the Adviser manages the Micro Cap Fund will affect the Micro Cap Fund’s performance. The Micro Cap Fund may lose money if the Adviser’s investment strategy does not achieve the Micro Cap Fund’s objective or the Adviser does not implement the strategy properly.

•	Market Risk:

Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market.

•	Common Stocks:

Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Debt securities and preferred stocks have rights senior to a company’s common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions. Micro cap companies are especially sensitive to these factors.

•	Market Timing Risk:

Frequent purchases and redemptions of Micro Cap Fund shares by a shareholder may harm other Micro Cap Fund shareholders by interfering with the efficient management of the Micro Cap Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of its shares. Because there may be less liquidity in the micro cap company stocks in which the Micro Cap Fund invests, the Micro Cap Fund may be subject to a greater risk of market timing activities than other equity mutual funds. The Board of Trustees of the Lotsoff Funds (the “Board of Trustees”) has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of shares of the Lotsoff Funds. However, the officers of the Lotsoff Funds receive reports on a regular basis as to purchases and redemptions of shares of the Lotsoff Funds and review these reports to determine if there is any unusual trading in shares of the Lotsoff Funds. The officers of the Lotsoff Funds will report to the Board of Trustees any such unusual trading in shares of the Lotsoff Funds that is disruptive to the Lotsoff Funds. In such event, the Board of Trustees may reconsider its decision not to adopt market timing policies and procedures.

4.	How has the Micro Cap Fund Performed?

The bar chart and table that follow provide some indication of the risks of investing in the Micro Cap Fund by showing changes in the Micro Cap Fund’s performance from year to year and how its average annual returns over various periods compare to those of the Russell 2000 Index and the Russell Micro Cap Index. Please remember that the Micro Cap Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.

Total Return
(per calendar year)

Note: During the four year period shown on the bar chart, the Micro Cap Fund’s highest total return for a quarter was 16.01% (quarter ended December 31, 2004) and the lowest return for a quarter was -12.20% (quarter ended December 31, 2007).

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2007)

	1 Year	Since Inception (1)
Return Before Taxes	-13.07%	5.10%
Return After Taxes on Distribution (2)	-14.44%	3.92%
Return After Taxes on Distributions and Sale	-7.91%	4.04%
of Shares (2)
Russell 2000® Index (3)	-1.57%	9.93%
Russell Microcap® Index (4)	-8.00%	6.53%

(1)     The Micro Cap Fund commenced operations on November 7, 2003.

(2)     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Micro Cap Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3)     The Russell 2000® Index is comprised of the smallest 2,000 companies in the Russell 3000® Index. The Russell 3000® Index is comprised of the 3,000 largest U.S. companies based on market capitalization. Each of these Indexes is unmanaged and their returns include reinvested interest.

(4)     The Russell Microcap® Index includes the smallest 1,000 securities in the small-cap Russell 2000® Index plus the next largest 1,000 securities that are too small to be in the Russell 2000® Index. The Russell Microcap® Index is unmanaged and its returns include reinvested dividends.

Fees and Expenses of Micro Cap Fund

        The table below describes the fees and expenses that you may pay if you buy and hold shares of the Micro Cap Fund:

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load)
Imposed on Purchases (as a
Percentage of Offering Price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends and
Distributions	None
Redemption Fee	None (1)
Exchange Fee	None
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Micro Cap Fund assets)
Management Fees	0.95%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.25%(2)
Total Annual Fund Operating Expenses	1.20%

(1)     The Micro Cap Fund’s transfer agent charges a fee of $13 for each wire redemption and $15 for each redemption check sent via overnight delivery.

(2)     The Fund indirectly bears a pro rata share of the fees and expenses of each underlying fund in which it invests (“Acquired Fund Fees and Expenses”). Acquired Fund Fees and Expenses of the Fund are included in Other Expenses. Since Acquired Fund Fees and Expenses are not directly borne by the Fund, they are not reflected in the Fund’s financial statements, with the result that the information presented in the Expense Table may differ from that presented in the Financial Highlights.

Micro Cap Fund Example

        This Example is intended to help you compare the cost of investing in the Micro Cap Fund with the cost of investing in other mutual funds.

        The Example assumes that you invest $10,000 in the Micro Cap Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Micro Cap Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$122	$381	$660	$1,455

Lotsoff Capital Management Active Income Fund

1.	What are the Active Income Fund’s Goals?

        The Active Income Fund seeks to provide high current income and capital appreciation.

2.	What are the Active Income Fund’s Principal Investment Strategies?

The Active Income Fund invests in U.S. and foreign fixed income and floating rate securities. These securities are rated by at least one of the three major nationally recognized statistical ratings organizations, with the rating representing the rating agency’s current opinion of the creditworthiness of the issuer. The Active Income Fund invests in securities of any credit rating, including securities with credit ratings below investment grade, “junk bonds.” Investments in junk bonds are subject to greater credit risks than securities with credit ratings above investment grade and have a greater risk of default than investment grade debt securities. The Active Income Fund is not limited with respect to its portfolio maturity or duration.

As part of the Active Income Fund’s principal investment strategy, it will engage in a variety of short-term trading strategies. These strategies include:

Convertible Arbitrage. This strategy involves the Active Income Fund purchasing a convertible bond and selling short the underlying common stock. Generally this strategy seeks to profit from an improvement in credit quality of the issuer while hedging against default risk through the short sale of the underlying common stock. This strategy tends to perform better when equity markets are volatile because market volatility can positively impact the conversion feature of the convertible bond.

Relative Value Arbitrage. This strategy attempts to take advantage of relative pricing discrepancies between related fixed income and/or equity securities. For example, the Active Income Fund may purchase a senior secured security of an issuer and sell short an unsecured security of the same issuer. In this example the trade would be profitable if credit quality spreads widened or if the issuer went bankrupt and the recovery rate for the senior debt was higher. Another example might involve the Active Income Fund purchasing a security of an issuer and selling short a comparable security of another issuer in the same industry. In this example the trade could be profitable if changing conditions in an industry affected the issuers differently.

Fixed Income Arbitrage. This strategy attempts to take advantage of a steepening of the yield curve. An example could involve the Active Income Fund buying a two year Treasury security and selling short a ten year Treasury security.

Merger Arbitrage. The strategy attempts to profit from the successful completion of corporate reorganizations. For example the Active Income Fund may purchase the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. When the terms of the proposed transaction call for the exchange of securities, the Active Income Fund may sell short an equivalent amount of the acquiring company’s securities.

Global Interest Rate Arbitrage. This strategy attempts to profit from interest rate differentials between two countries’ short-term rates and within a particular country’s yield curve. For example the Active Income Fund may sell short securities denominated in a low yielding currency and invest in similar securities in a high yielding currency.

From time to time, the Active Income Fund may use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). These derivative transactions will involve forward contracts, future contracts, options and swaps, including options on futures and swaps. The use of derivative instruments for both hedging and speculative purposes involves a risk of loss or depreciation possibly greater than that associated with investing directly in the underlying assets.

Investment decisions are based on fundamental market factors, such as yield and credit quality differences among bonds as well as demand and supply trends. Investment decisions are also based on technical factors such as price momentum, market sentiment, and supply or demand imbalances. The Active Income Fund sells holdings for a variety of reasons, such as to adjust its average maturity or quality, to shift assets into better-yielding securities, or to alter sector exposure.

The Active Income Fund is intended for investors who seek high current income and can accept the risks involved with its investments, such as interest rate risk, and who can accept the fact that there will be principal fluctuation.

3.	What are the Principal Risks of Investing in the Active Income Fund?

Investors in the Active Income Fund may lose money. There are risks associated with the types of securities in which the Active Income Fund invests. These risks include:

•	Interest Rate Risk:

Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the Active Income Fund’s share price. The longer the Active Income Fund’s effective maturity and duration, the more its share price is likely to react to interest rates. Additionally some of the trading strategies employed by the Active Income Fund attempt to take advantage of changes in the shape, or shifts, of the yield curve. The Adviser may be incorrect in its assessment of projected changes in the yield curve.

•	Call Risk:

Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer “calls” its bond during a time of declining interest rates, the Active Income Fund might have to reinvest the proceeds in an investment offering a lower yield.

•	Credit Risk:

Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond can cause a bond’s price to fall, potentially lowering the Active Income Fund’s share price. The Active Income Fund, in addition to investing in investment grade bonds, may also invest in junk bonds, which involve greater credit risk, including the risk of default. The prices of high yield bonds are more sensitive to changing economic conditions and can fall dramatically in response to negative news about the issuer or its industry, or the economy in general.

•	Volatility Risk:

The Active Income Fund may invest in mortgage-backed and asset-backed securities, including those backed by sub-prime loans. In the past year, the market for these loans, as well as other debt securities, has experienced significant volatility, and prices for fixed income securities, while normally relatively stable, have experienced a higher than normal degree of volatility due to perceived credit risk and resultant sharp decrease in liquidity.

•	Manager Risk:

How the Adviser manages the Active Income Fund will affect the Active Income Fund’s performance. The Active Income Fund may lose money if the Adviser’s investment strategy does not achieve the Active Income Fund’s objective or the Adviser does not implement the strategy properly.

•	Market Risk:

The securities in which the Active Income Fund invests may decline significantly in price over short or extended periods of time. Price changes may occur in the relevant markets as a whole, or they may occur in only a particular company, industry or sector of the relevant market. Some of the trading strategies employed by the Active Income Fund involve attempting to take advantage of relative pricing discrepancies between related securities. The Adviser may be incorrect in its assessment of the pricing discrepancies or prices may not move in the manner anticipated by the Adviser.

•	Liquidity Risk:

When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Active Income Fund’s share price may fall dramatically. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities.

•	Market Sector Risk:

The Active Income Fund’s overall risk level will depend on the market sectors in which the Active Income Fund is invested and the current interest rate, liquidity and credit quality of such sectors. The Active Income Fund may overweight or underweight certain companies, industries or market sectors, which may cause the Active Income Fund’s performance to be more or less sensitive to developments affecting those companies, industries or sectors.

•	Prepayment and Extension Risk:

When interest rates fall, the principal on mortgage-backed and certain asset-backed securities may be prepaid. The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the Active Income Fund’s potential price gain in response to falling interest rates, reduce the Active Income Fund’s yield, or cause the Active Income Fund’s share price to fall. When interest rates rise, the effective duration of the Active Income Fund’s mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the Active Income Fund’s sensitivity to rising rates and its potential for price declines. However, mortgage-backed securities and other asset-backed securities are also sensitive to changes in redemption patterns. This may result in such securities being subject to increased rates of prepayment not only in a declining interest rate environment, but also in a stable or rising interest rate environment. In the latter case, prepayment may increase due to the ability of obligors on subprime financial assets underlying the securities to improve their credit ratings and refinance their obligations in order to benefit from reduced interest rate costs.

•	Short Sale Risk:

The Active Income Fund may make short sales. A short sale involves selling a security it does not own, in anticipation that the security’s price will decline. Short sales expose the Active Income Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Active Income Fund.

•	Derivatives Risk:

A small investment in derivatives could have a potentially large impact on the Active Income Fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is a risk that changes in the value of a derivative held by the Active Income Fund will not correlate with the Active Income Fund’s other investments. Further, the Active Income Fund may invest in derivatives for speculative purposes. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost and potential losses may be substantial.

•	Merger Arbitrage Risk:

The proposed reorganization may be renegotiated or terminated, in which case the Active Income Fund may realize losses.

•	Foreign Investment Risk:

The Active Income Fund’s investment in foreign securities may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions are often higher in foreign countries than in the U.S. There may be less publicly available information about foreign companies than U.S. companies.

•	Non-Diversification Risk:

The Active Income Fund is a non-diversified investment company. As such, it will invest in fewer securities than diversified investment companies and its performance may be more volatile. If the securities in which the Active Income Fund invests perform poorly, the Active Income Fund could incur greater losses than it would have had it invested in a greater number of securities.

•	Market Timing Risk:

Frequent purchases and redemptions of Active Income Fund shares by a shareholder may harm other Active Income Fund shareholders by interfering with the efficient management of the Active Income Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of its shares. The Board of Trustees has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of shares of the Lotsoff Funds. However, the officers of the Lotsoff Funds receive reports on a regular basis as to purchases and redemptions of shares of the Lotsoff Funds and review these reports to determine if there is any unusual trading in shares of the Lotsoff Funds. The officers of the Lotsoff Funds will report to the Board of Trustees any such unusual trading in shares of the Lotsoff Funds that is disruptive to the Lotsoff Funds. In such event, the Board of Trustees may reconsider its decision not to adopt market timing policies and procedures.

•	High Portfolio Turnover:

The Active Income Fund will engage in short-term trading. This will produce higher transaction costs (such as brokerage commissions or markups or markdowns), which the Active Income Fund must pay, and will increase realized gains (or losses) to investors, which may lower the Active Income Fund’s after-tax performance. The Active Income Fund’s portfolio turnover rate will likely exceed 100% per year.

4.	How has the Active Income Fund Performed?

The bar chart and table that follow provide some indication of the risks of investing in the Active Income Fund by showing the Active Income Fund’s performance from year to year and how its average annual returns over various periods compare to those of the Citigroup 3-Month T-Bill Index. Please remember that the Active Income Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.

Total Return
(per calendar year)

Note: During the two year period shown on the bar chart, the Active Income Fund’s highest total return for a quarter was 1.40% (quarter ended March 31, 2006) and the lowest return for a quarter was -1.06% (quarter ended September 30, 2007).

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2007)

	1 Year	Since Inception (1)
Return Before Taxes	1.35%	2.93%
Return After Taxes on Distribution (2)	1.13%	2.25%
Return After Taxes on Distributions and Sale	0.88%	2.11%
of Shares (2)
Citigroup 3-Month T-Bill Index (3)	4.74%	4.73%

(1)     The Active Income Fund commenced operations on November 8, 2005.

(2)     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Active Income Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3)     The Citigroup 3-Month T-Bill Index is designed to mirror the performance of the 3-month U.S. Treasury Bill. The Citigroup 3-Month T-Bill Index is unmanaged and its returns include reinvested dividends.

Fees and Expenses of Active Income Fund

        The table below describes the fees and expenses that you may pay if you buy and hold shares of the Active Income Fund:

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load)
Imposed on Purchases (as a
Percentage of Offering Price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends and
Distributions	None
Redemption Fee	None (1)
Exchange Fee	None
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Active Income Fund assets)
Management Fees	0.55%
Distribution and/or Service (12b-1) Fees	None
Other Expenses (2)(3)
Dividends and Interest on Short Sales	0.30%
Other Expenses Excluding Dividends and Interest on Short Sales	0.32%
Total Annual Fund Operating Expenses	1.17%

(1)     The Active Income Fund’s transfer agent charges a fee of $13 for each wire redemption and $15 for each redemption check sent via overnight delivery.

(2)     Pursuant to a fee waiver and reimbursement agreement, the Adviser will bear Other Expenses by waiving or reducing its advisory fee, but only to the extent that the Other Expenses, excluding Dividends and Interest on Short Sales, exceed 0.45% and are less than or equal to 1.00%. The Active Income Fund will bear Other Expenses, excluding Dividends and Interest on Short Sales, to the extent that they are less than 0.45%, or in excess of 1.00% and less than or equal to 2.00%. The Adviser will reimburse the Active Income Fund for Other Expenses, excluding Dividends and Interest on Short Sales, in excess of 2.00%. The fee waiver and reimbursement agreement may be terminated by the Board of Trustees without the consent of the Adviser or by the Adviser with the consent of the Board, provided, however, that in no event may it be terminated without the approval of a majority of the Trustees who are not “interested persons” of the Lotsoff Funds.

(3)     The Fund indirectly bears a pro rata share of the fees and expenses of each underlying fund in which it invests (“Acquired Fund Fees and Expenses”). Acquired Fund Fees and Expenses of the Fund are included in Other Expenses. Since Acquired Fund Fees and Expenses are not directly borne by the Fund, they are not reflected in the Fund’s financial statements, with the result that the information presented in the Expense Table may differ from that presented in the Financial Highlights.

Active Income Fund Example

        This Example is intended to help you compare the cost of investing in the Active Income Fund with the cost of investing in other mutual funds.

        The Example assumes that you invest $10,000 in the Active Income Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Active Income Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$119	$372	$644	$1,420

MICRO CAP FUND INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES

        The Micro Cap Fund seeks long-term capital appreciation through investing primarily (normally at least 80% of its net assets, plus borrowings for investment purposes) in common stocks of domestic companies with market capitalizations that are below $700 million at the time of initial purchase. This is a non-fundamental policy. If the Micro Cap Fund decides to change this policy, it will provide 60 days prior written notice of its decision to shareholders.

The Micro Cap Fund’s Principal Investment Strategies

        The micro cap sector of the U.S. equity market is comprised of the smallest public companies based on market capitalization. Normally, micro cap companies are in their earliest stages of public development and may offer unique products, services or technologies or may serve special or rapidly expanding niches.

        The Adviser uses quantitative models and fundamental analysis to look for micro cap companies that appear to have the potential for more rapid price appreciation than other micro cap stocks and the overall stock market in general. To select stocks for the Micro Cap Fund’s portfolio the Adviser will first rank all the stocks of micro cap companies using quantitative models. These models are based upon such factors as real cash flow returns on assets, a company’s rate of asset and earnings growth, the company’s cost of capital and whether the ongoing operation is improving or declining. The Adviser may override the models based on any number of subjective criteria. Once the ranking of these micro cap stocks is completed, the Adviser will evaluate companies based on an analysis of their financial statements, products and operations, market sectors and interviews with management. The Adviser will then design a portfolio which, in its opinion, will have an expected return potentially greater than the overall economy. There can be no assurance that the Micro Cap Fund will achieve this result.

The Micro Cap Fund’s Non-Principal Investment Strategies

        Ordinarily, the Adviser intends to keep the portfolio fully invested in micro cap stocks; however, the Micro Cap Fund may, in response to adverse market, economic, political or other conditions, take temporary defensive positions. In such circumstances the Micro Cap Fund may invest in money market instruments (such as U.S. Treasury Bills, commercial paper or repurchase agreements). The Micro Cap Fund will not be able to achieve its investment objective of long-term capital appreciation to the extent that it invests in money market instruments since these securities do not appreciate in value. When the Micro Cap Fund is not taking a temporary defensive position, it may hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities. The Micro Cap Fund may not invest more than 20% of its assets in cash and money market instruments when it is not taking a temporary defensive position.

        The Micro Cap Fund may purchase shares of exchange-traded funds (“ETFs”). All ETFs are investment companies that are bought and sold on a securities exchange. An ETF generally represents a portfolio of securities designed to track a particular market index. Typically, the Micro Cap Fund would purchase ETF shares to increase its equity exposure to all or a portion of the stock market while maintaining flexibility to meet the liquidity needs of the Micro Cap Fund. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in a particular ETF could result in it being more volatile than the underlying portfolio of securities and trading at a discount to its net asset value (“NAV”). ETFs also have management fees that are part of their costs, and the Micro Cap Fund will indirectly bear its proportionate share of these costs. Generally, the Micro Cap Fund will purchase shares of ETFs having the characteristics of the types of common stocks in which the Micro Cap Fund typically invests. If greater liquidity is desired, then the Micro Cap Fund may purchase shares of ETFs designed to track the price performance and dividend yield of the Standard & Poor’s 500® Index and the Standard & Poor’s 400 Midcap Index.

        The Micro Cap Fund’s investment in ETFs, subject to the exception specified in the next sentence, currently is limited to (a) 3% of the total voting stock of any one ETF, (b) 5% of the Micro Cap Fund’s total assets with respect to any one ETF and (c) 10% of the Micro Cap Fund’s total assets in the aggregate. An exception to these limitations is found in Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that the above limitations do not apply to securities purchased or otherwise acquired by the Micro Cap Fund if (a) immediately after such purchase or acquisition not more than 3% of the total outstanding securities of such ETF is owned by the Micro Cap Fund and all affiliated persons of the Micro Cap Fund; and (b) the Micro Cap Fund has not offered or sold, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. In any event, the Micro Cap Fund will not invest more than 15% of its total assets in ETFs.

        The Micro Cap Fund may purchase stock index futures contracts to efficiently manage cash flows into and out of the Micro Cap Fund and to potentially reduce trading costs. Participation in the futures markets involves additional investment risks, in particular, the loss from investing in futures contracts is potentially unlimited. The skills needed to invest in futures contracts are different from those needed to invest in portfolio securities. While the Micro Cap Fund plans to utilize futures contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time. When investing in stock index futures contracts, the Micro Cap Fund will not be investing for long-term capital appreciation.

        Although it seeks to invest for the long term, the Micro Cap Fund retains the right to sell securities irrespective of how long they have been held. It is presently anticipated, though not assured, that the annual portfolio turnover rate of the Micro Cap Fund will not significantly exceed 100%. A portfolio turnover rate of 100% would occur, for example, if all of the Micro Cap Fund’s securities were replaced within one year. A portfolio turnover rate of 100% or more would result in the Micro Cap Fund incurring more transaction costs such as mark-ups or mark-downs. Payment of these transaction costs could reduce the Micro Cap Fund’s total return. High portfolio turnover could also result in the payment by the Micro Cap Fund’s shareholders of increased taxes on realized gains.

ACTIVE INCOME FUND INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES

        The Active Income Fund seeks to provide high current income and capital appreciation. The Active Income Fund invests in U.S. and foreign fixed income and floating rate securities. The Active Income Fund has no limit with respect to its portfolio maturity or duration. Duration is a measure of a debt security’s price sensitivity. Duration takes into account a debt security’s cash flows over time, including the possibility that a debt security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until final payment is due. By way of example, a security with a duration of five would likely drop five percent in value if interest rates rose one percentage point.

The Active Income Fund’s Principal Investment Strategies

        The Active Income Fund invests in U.S. and foreign fixed income and floating rate securities, both investment and non-investment grade credit quality. As part of its investment strategy, it will engage in a variety of short-term trading strategies to take advantage of the spreads in the market between callable and non-callable debt, between low and high quality credit instruments, between various maturities along the yield curve, and between the short-rate yield differences of different countries, as well as other pricing discrepancies.

        The Active Income Fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying security, to increase returns, to manage interest rate risk, or as part of a hedging strategy. A small investment in derivatives could have a potentially large impact on the Active Income Fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is a risk that changes in the value of a derivative held by the Active Income Fund will not correlate with the Active Income Fund’s other investments. Further, the Active Income Fund may invest in derivatives for speculative purposes. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost and potential losses may be substantial. The Active Income Fund may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.

        The Active Income Fund has wide flexibility to purchase and sell bonds and to engage in various hedging transactions. Investment decisions are based on fundamental market factors, such as yield and credit quality differences among bonds as well as demand and supply trends. Investment decisions are also based on technical factors such as price momentum, market sentiment, and supply or demand imbalances. The Active Income Fund sells holdings for a variety of reasons, such as to adjust its average maturity or quality, to shift assets into better-yielding securities, or to alter sector exposure.

The Active Income Fund’s Non-Principal Investment Strategies

        In response to adverse market, economic, political or other conditions, the Active Income Fund may take temporary defensive positions. In such circumstances the Active Income Fund may invest in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). During such periods, the Active Income Fund will earn less income than it would if it invested in higher yielding securities and will not be able to achieve its objective of capital appreciation since these securities do not appreciate in value. When the Active Income Fund is not taking a temporary defensive position, it may hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities. The Active Income Fund may not invest more than 20% of its assets in cash and money market instruments when it is not taking a temporary defensive position.

        To enhance current income, the Active Income Fund also may engage in a series of purchase and sale contracts or forward roll transactions in which the Active Income Fund sells a mortgage-related security, for example, to a financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed-upon price. Similar forward roll transactions may include U.S. treasury and U.S. agency notes and bonds.

        The Active Income Fund may purchase shares of fixed-income ETFs. All ETFs are investment companies that are bought and sold on a securities exchange. An ETF generally represents a portfolio of securities designed to track a particular market index. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in a particular ETF could result in it being more volatile than the underlying portfolio of securities and trading at a discount to its NAV. ETFs also have management fees that are part of their costs, and the Active Income Fund will indirectly bear its proportionate share of these costs.

        The Active Income Fund’s investment in fixed-income ETFs, subject to the exception specified in the next sentence, currently is limited to (a) 3% of the total voting stock of any one ETF, (b) 5% of the Active Income Fund’s total assets with respect to any one ETF and (c) 10% of the Active Income Fund’s total assets in the aggregate. An exception to these limitations is found in Section 12(d)(1)(F) of the 1940 Act, which provides that the above limitations do not apply to securities purchased or otherwise acquired by the Active Income Fund if (a) immediately after such purchase or acquisition not more than 3% of the total outstanding securities of such ETF is owned by the Active Income Fund and all affiliated persons of the Active Income Fund; and (b) the Active Income Fund has not offered or sold, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. In any event, the Active Income Fund will not invest more than 15% of its total assets in ETFs.

        The Active Income Fund will engage in short-term trading. This will produce higher transaction costs (such as brokerage commissions or markups or markdowns), which the Active Income Fund must pay, and will increase realized gains (or losses) to investors, which may lower the Active Income Fund’s after-tax performance. The Active Income Fund’s portfolio turnover rate will likely exceed 100% per year.

DISCLOSURE OF PORTFOLIO HOLDINGS

        The Statement of Additional Information (“SAI”) for the Lotsoff Funds, which is incorporated by reference into this Prospectus, contains a description of the Lotsoff Funds’ policies and procedures with respect to the disclosure of their portfolio holdings.

MANAGEMENT OF THE LOTSOFF FUNDS

        Lotsoff Capital Management is the investment adviser to the Lotsoff Funds.

The Adviser’s address is:	20 North Clark Street, 34th Floor
Chicago, Illinois 60602-4109
Telephone: (312) 368-1442

        The Adviser has been in business since 1981. As the investment adviser to the Lotsoff Funds, the Adviser manages the investment portfolio for the Lotsoff Funds. It makes the decisions as to which securities to buy and which securities to sell. The Micro Cap Fund pays the Adviser a monthly fee based on the Micro Cap Fund’s average daily net assets at an annual rate of 0.95%. The Active Income Fund pays the Adviser a monthly fee based on the Active Income Fund’s average daily net assets at an annual rate of 0.55%. A discussion regarding the basis for the Board of Trustees approving each of the investment advisory agreements with the Adviser is available in the Lotsoff Funds’ annual report to shareholders for the period ended September 30, 2007.

        Joseph N. Pappo, Senior Portfolio Manager and Director of Equity Investments, and Donald W. Reid Ph.D., Senior Portfolio Manager and Director of Equity Research, are the co-portfolio managers for the Micro Cap Fund. As such, they are primarily responsible for the day-to-day management of the portfolio of the Micro Cap Fund. Messrs. Pappo and Reid have been employed by the Adviser as portfolio managers since October 1997. The SAI for the Lotsoff Funds, which is incorporated by reference into this Prospectus, provides additional information about the compensation of Messrs. Pappo and Reid, other accounts managed by them and their ownership of securities in the Micro Cap Fund.

        K.C. Nelson, Senior Portfolio Manager, is the portfolio manager for the Active Income Fund. As such, he is primarily responsible for the day-to-day management of the portfolio of the Active Income Fund. Also on the investment management committee for the Active Income Fund are: Bruce D. Liegel CFA, Senior Portfolio Manager, and David A. Hershey CFA, Managing Director and Senior Portfolio Manager.

•	Mr. Nelson has been employed by the Adviser since April 2006 and is a Senior Portfolio Manager. Prior to being employed by the Adviser, Mr. Nelson was employed by Akela Capital as a junior portfolio manager from 2003 to 2006 and by Anderson Corporate Finance LLC as an associate from 1999 to 2002.

•	Mr. Liegel has been employed by the Adviser since September 2003 and is a Senior Portfolio Manager. Prior to being employed by the Adviser, Mr. Liegel was self-employed as an independent trader from 1997 to 2000, and was a senior commodity manager for Corn Products International from 1998 to 2003.

•	Mr. Hershey has been employed by the Adviser as a portfolio manager since 1989. Prior to joining the Adviser, Mr. Hershey worked in the banking industry for six years, which included a position as a bank examiner for the Federal Home Loan Bank in Washington, D.C. and a position as a Treasurer for Peoples Savings Bank of Chicago, Illinois.

        The SAI for the Lotsoff Funds, which is incorporated by reference into this Prospectus, provides additional information about the compensation of Messrs. Nelson, Liegel and Hershey, other accounts managed by them and their ownership of securities in the Active Income Fund.

THE LOTSOFF FUNDS’ SHARE PRICE

        The price at which investors purchase shares of the Lotsoff Funds and at which shareholders redeem shares of the Lotsoff Funds is called the NAV. The NAV is normally calculated as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (the “Exchange”) is open for trading. The Exchange is closed on national holidays, Good Friday and weekends. The Adviser calculates the NAV based on the market prices of the securities held by the Lotsoff Funds (other than money market instruments, which are generally valued at amortized cost, as explained below). Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Board of Trustees.

        Short-term investments held with a remaining maturity of 60 days or less are generally valued at amortized cost, as the Board of Trustees believes that this method of valuing short-term investments approximates market value. Short-term investments with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations received from market makers or other appropriate sources; thereafter, they are generally valued at amortized cost. Other types of securities that the Lotsoff Funds may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) options not traded on a securities exchange; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended, as permitted by the Securities and Exchange Commission (“SEC”); (e) foreign securities, if an event or development has occurred subsequent to the close of the foreign market and prior to the close of regular trading on the Exchange that would materially affect the value of the security; and (f) fixed income securities that have gone into default and for which there is not a current market value quotation. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Lotsoff Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Lotsoff Funds determine their NAV per share.

        The Lotsoff Funds will process purchase orders and redemption orders that they receive in good order prior to the close of regular trading on a day that the Exchange is open at the NAV determined later that day. They will process purchase orders and redemption orders that they receive in good order after the close of regular trading on the Exchange at the NAV calculated on the next day the Exchange is open.

PURCHASING SHARES

How to Purchase Shares from the Lotsoff Funds

1.	Read this Prospectus carefully.

2.	Determine how much you want to invest keeping in mind the following minimums:

a.	Initial Investments

•	All Accounts	$ 25,000

b.	Additional Investments

•	Dividend reinvestment	No Minimum

•	Automatic investment plan	$ 1,000

•	All other accounts	$ 5,000

The Lotsoff Funds may accept initial investments of (i) not less than $5,000 from investors who are related to or affiliated with shareholders who have invested $25,000 in the Lotsoff Funds and (ii) not less than $1,000 from Trustees of the Lotsoff Funds and employees and officers of the Adviser.

3.	Complete the Purchase Application accompanying this Prospectus, carefully following the instructions. For additional investments, complete the reorder form attached to your confirmation statements (the Lotsoff Funds have additional Purchase Applications and reorder forms if you need them). If you have any questions, please call 1-877-568-7633.

4.	Make your check payable to “Lotsoff Capital Management Investment Trust.” All checks must be drawn on U.S. banks. The Lotsoff Funds will not accept cash or third party checks, money orders, travelers checks, credit cards, credit card checks or other checks deemed to be high risk. UMB Fund Services, Inc., the transfer agent for the Lotsoff Funds (“UMBFS”), will charge a $25 fee against a shareholder’s account for any payment check returned for insufficient funds. The shareholder will also be responsible for any losses suffered by the Lotsoff Funds as a result. The Lotsoff Funds may redeem shares you own as reimbursement for any such losses. The Lotsoff Funds reserve the right to reject any purchase order for shares of the Lotsoff Funds.

5.	Send the application and check to:

BY FIRST CLASS MAIL

Lotsoff Capital Management Investment Trust P.O. Box 1181 Milwaukee, WI 53201-1181

BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL

Lotsoff Capital Management Investment Trust 803 West Michigan Street, Suite A Milwaukee, WI 53233-2301

Please do not send letters by overnight delivery service or registered mail to the Post Office Box address.

6.	To purchase shares by wire, UMBFS must have received a completed application and issued an account number. If you wish to open an account by wire, please call 1-877-568-7633 prior to wiring funds. You should wire funds to:

UMB Bank, n.a.
ABA #101000695
For credit to Lotsoff Capital Management Investment Trust
Account # 9871063100
For further credit to:
        {Name of the Fund to be purchased}
        {{Investor Account # _______}
        {{Name or Account Registration}
{{Social Security or Taxpayer Identification Number}

        Please remember that UMB Bank, n.a. must receive your wired funds prior to the close of regular trading on the Exchange for you to receive same day pricing. The Lotsoff Funds and UMB Bank, n.a. are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Purchasing Shares from Broker-dealers, Financial Institutions and Others

        Some broker-dealers may sell shares of the Lotsoff Funds. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Lotsoff Funds or the Adviser.

        The Lotsoff Funds may enter into agreements with broker-dealers, financial institutions or other service providers (collectively, “Servicing Agents” and each a “Servicing Agent”) that may include the Lotsoff Funds as an investment alternative in the programs they offer or administer. Servicing Agents may:

•	Become shareholders of record of the Lotsoff Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agents. This also means that purchases made through Servicing Agents may not be subject to the minimum purchase requirements of the Lotsoff Funds.

•	Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Lotsoff Funds.

•	Charge fees for the services they provide to their customers. Also, the Lotsoff Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

•	Be authorized to accept purchase orders on behalf of the Lotsoff Funds (and designate other Servicing Agents to accept purchase orders on the Lotsoff Funds’ behalf). If the Lotsoff Funds have entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Lotsoff Funds’ behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before the close of regular trading on the Exchange (generally 4:00 p.m. Eastern Time) will receive that day’s NAV, and all purchase orders received in good order by the Servicing Agent (or its designee) after the close of regular trading on the Exchange (generally 4:00 p.m. Eastern Time) will receive the next day’s NAV.

        If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Lotsoff Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Lotsoff Funds on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Lotsoff Funds within the period specified in its agreement with the Lotsoff Funds, it may be held liable for any resulting fees or losses.

Automatic Investment Plan

        You can open an automatic investment plan (“AIP”) with an initial investment of $25,000 and a minimum of $1,000 per transaction after you start your plan. On the day you select (you may choose the 5th, 10th, 15th, 20th, 25th or last day of the month), the amount you select is automatically transferred from your checking or savings account. There is no fee for this service, but if there is not enough money in your bank account to cover the withdrawal, you will be charged $20, your purchase will be cancelled and you will be responsible for any resulting losses to the Lotsoff Funds. You can terminate the AIP at any time by calling UMBFS at 1-877-568-7633 at least five business days before your next scheduled withdrawal date. Your AIP will be terminated in the event two successive mailings we send to you are returned by the U.S. Post Office as undeliverable. If this occurs, you must call or write UMBFS to reinstate your AIP. Any changes to the plan upon reinstatement will require a Medallion Signature Guarantee.

Other Information about Purchasing Shares of the Fund

        The Lotsoff Funds may reject any purchase application for any reason. The Lotsoff Funds will not accept any purchase orders by telephone. The Lotsoff Funds will not issue certificates evidencing shares. Investors will receive a written confirmation for all purchases of shares. However, AIP transactions are confirmed on a quarterly basis.

        If you would like to purchase shares into a retirement account, please call 1-877-568-7633 for additional information.

REDEEMING SHARES

How to Redeem (Sell) Shares

1.	Prepare a letter of instruction containing:

•	the name of the Fund(s)

•	account number(s)

•	the amount of money or number of shares being redeemed

•	the name(s) on the account

•	daytime phone number

•	additional information that the Lotsoff Funds may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact UMBFS in advance at 1-877-568-7633 if you have any questions.

2.	Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

3.	Obtain a Medallion Signature Guarantee in the following situations:

•	The redemption request exceeds $50,000.

•	The redemption proceeds are to be sent to a person(s) other than the person(s) in whose name the shares are registered.

•	The redemption proceeds are to be sent to an address other than the address of record.

•	The Lotsoff Funds receive the redemption request within 30 business days of an address change.

Medallion Signature Guarantees must be obtained from a participant in a Medallion Program endorsed by the Securities Transfer Association. Participants are typically commercial banks or trust companies in the United States, and brokerage firms that are members of the Financial Industry Regulatory Authority. A notarized signature is not an acceptable substitute for a Medallion Signature Guarantee.

4.	Send the letter of instruction to:

BY FIRST CLASS MAIL

Lotsoff Capital Management Investment Trust P.O. Box 1181 Milwaukee, WI 53201-1181

BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL

Lotsoff Capital Management Investment Trust 803 West Michigan Street, Suite A Milwaukee, WI 53233-2301

Please do not send letters of instruction by overnight delivery service or registered mail to the Post Office Box address.

How to Redeem (Sell) Shares through Servicing Agents

        If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

Redemption Price

•	The redemption price per share you receive for redemption requests is the next determined NAV after UMBFS receives your written request in good order with all required information before the close of regular trading on the Exchange (generally 4:00 p.m. Eastern Time); or

•	If the Lotsoff Funds have entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept redemption requests on behalf of the Lotsoff Funds, then all redemption requests received in good order by the Servicing Agent (or its designee) before the close of regular trading on the Exchange (generally 4:00 p.m. Eastern Time) will receive that day’s NAV, and all redemption requests received in good order by the Servicing Agent (or its designee) after the close of regular trading on the Exchange (generally 4:00 p.m. Eastern Time) will receive the next day’s NAV.

Payment of Redemption Proceeds

•	When shareholders redeem shares other than through Servicing Agents, UMBFS will either mail a check in the amount of the redemption proceeds no later than the seventh calendar day after it receives the redemption request in good order with all required information, or transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either Electronic Funds Transfer or wire. An Electronic Funds Transfer generally takes up to 3 business days to reach the shareholder’s account whereas UMBFS generally wires redemption proceeds on the business day following the calculation of the redemption price. However, the Lotsoff Funds may direct UMBFS to pay the proceeds of a redemption on a date no later than the seventh day after the redemption request.

•	For those shareholders who redeem shares through Servicing Agents, the Servicing Agent will transmit the redemption proceeds in accordance with its redemption procedures.

Market Timing Procedures

        Frequent purchases and redemptions of shares of either of the Lotsoff Funds by a shareholder may harm other shareholders of the applicable Fund by interfering with the efficient management of that particular Fund, increasing brokerage and administrative costs, and potentially diluting the value of their shares. In particular, the Micro Cap Fund may be subject to a greater risk of market timing activity because there may be less liquidity in the micro cap company stocks in which the Micro Cap Fund invests. Notwithstanding any of the foregoing, the Board of Trustees has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of shares of the Lotsoff Funds. The Board of Trustees believes this is appropriate because to date neither the Micro Cap Fund nor the Active Income Fund has experienced frequent purchases and redemptions of shares that have been disruptive to the Micro Cap Fund or the Active Income Fund, as the case may be.

        In making the determination not to adopt market timing policies and procedures, the Board of Trustees, among other things, took note of the fact the Micro Cap Fund invests in stocks of micro cap companies where the harm to the Micro Cap Fund from frequent purchases and redemptions of its shares may be greater than if the Micro Cap Fund invested in stocks of large cap companies. (The Active Income Fund will not be subject to this increased risk of market timing.) Because of the nature of the Micro Cap Fund’s investments, in particular, and because of market timing risk generally, the Board of Trustees has instructed the officers of the Lotsoff Funds to review reports of purchases and redemptions of shares of both of the Lotsoff Funds on a regular basis to determine if there is any unusual trading in shares of either of the Lotsoff Funds. The officers of the Lotsoff Funds will report to the Board of Trustees any such unusual trading in shares of either of the Lotsoff Funds that is disruptive to the applicable Fund. In such event, the Board of Trustees may reconsider its decision not to adopt market timing policies and procedures with respect to one or both of the Lotsoff Funds.

        This policy does not affect the Lotsoff Funds’ right to reject any purchase request. The Lotsoff Funds reserve the right to modify this policy at any time as they deem fit, and as may be required by regulatory requirements.

Other Redemption Considerations

        When redeeming shares of the Lotsoff Funds, shareholders should consider the following:

•	The redemption may result in a taxable gain.

•	As permitted by the 1940 Act, the Lotsoff Funds may delay the payment of redemption proceeds for up to seven calendar days in all cases. It is the Lotsoff Funds’ normal procedure to either mail a check in the amount of the redemption proceeds no later than the seventh calendar day after it receives the redemption request in good order with all required information or, if elected by the investor, transfer the redemption proceeds to a designated bank account by Electronic Funds Transfer or wire.

•	If you purchased shares by check, the Lotsoff Funds may delay the payment of redemption proceeds until they are reasonably satisfied the check has cleared (which may take up to 15 calendar days from the date of purchase).

•	UMBFS currently charges $13 for each wire redemption but does not charge a fee for Electronic Funds Transfers. UMBFS charges $15 for redemption checks sent via overnight delivery.

•	The Lotsoff Funds may pay redemption requests “in kind.” This means that the Lotsoff Funds may pay redemption requests entirely or partially with liquid securities rather than cash. Shareholders who receive a redemption “in kind” may incur costs to dispose of such securities.

Small Accounts

        All account owners share the high cost of maintaining accounts with low balances. To reduce this cost, the Lotsoff Funds reserve the right to close your account when redemption activity leaves your account with a balance below $5,000. We will notify you in writing before we close your account and you will have 60 calendar days to bring the balance up to the required level.

DIVIDENDS, DISTRIBUTIONS AND TAXES

        The Micro Cap Fund distributes substantially all of its net investment income and substantially all of its capital gains annually. The Active Income Fund distributes substantially all of its net investment income and substantially all of its capital gains annually. You have two distribution options:

•	Automatic Reinvestment Option – Both dividend and capital gain distributions will be reinvested in additional shares of the Lotsoff Funds.

•	All Cash Option – Both dividend and capital gain distributions will be paid in cash.

You may make your distribution election on the Purchase Application. You may change your election by writing to UMBFS or by calling 1-877-568-7633.

        The distributions of the Lotsoff Funds, whether received in cash or additional shares of the Lotsoff Funds, may be subject to federal and state income tax. The distributions of the Micro Cap Fund may be taxed as ordinary income, qualified dividend income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). Ordinarily, the distributions of the Active Income Fund will be taxed as ordinary income. In managing the Lotsoff Funds, the Adviser considers the tax effects of its investment decisions to be of secondary importance.

FINANCIAL HIGHLIGHTS

        The financial highlights tables are intended to help you understand the Micro Cap Fund’s and Active Income Fund’s financial performance for the periods that they have been operating. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Micro Cap Fund or Active Income Fund (assuming reinvestment of all dividends and capital gains distributions). The financial highlights for the Micro Cap Fund and for the Active Income Fund for the periods presented have been audited by Deloitte & Touche LLP, the independent registered public accounting firm of the Funds. The report of Deloitte & Touche LLP, along with each Fund’s financial statements, is included in the Annual Report to shareholders, which is available upon request.

Lotsoff Capital Management Micro Cap Fund

	Year Ended September 30, 2007	Year Ended September 30, 2006	Year Ended September 30, 2005	November 7, 2003* to September 30, 2004
PER SHARE DATA:
Net asset value, beginning of period	$11.90	$12.02	$10.32	$10.00
Income from investment operations:
Net investment loss	(0.02)	(0.05)	(0.09)	(0.09)
Net realized and unrealized gain on investments	1.09	0.57	2.06	0.41

Total from investment operations	1.07	0.52	1.97	0.32

Less distributions to shareholders from:
Net realized gains	(0.93)	(0.64)	(0.27)	--

Net asset value, end of period	$12.04	$11.90	$12.02	$10.32

TOTAL RETURN	8.94%	4.48%	19.19%	3.20	%(1)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000's)	$308,389	$129,760	$83,912	$47,732
Ratio of total expenses to average net assets	1.19%	1.29%	1.44%	1.76	%(2)
Ratio of net investment loss to average net assets	(0.30)%	(0.56)%	(0.93)%	(1.08	)%(2)
Portfolio turnover rate	82%	75%	72%	64	%(1)

* Inception.

(1) Not annualized.

(2) Annualized

Lotsoff Capital Management Active Income Fund

	Year Ended September 30, 2007		November 8, 2005* to September 30, 2006
PER SHARE DATA:
Net asset value, beginning of period	$10.37		$10.00
Income from investment operations:
Net investment income	0.40		0.23
Net realized and unrealized gain on investments	(0.21)		0.18

Total from investment operations	0.19		0.41

Less distributions to shareholders from:
Net investment income	(0.31)		(0.04)

Net asset value, end of period	$10.25		$10.37

TOTAL RETURN	1.88%		4.16	%(1)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000's)	$191,929		$93,604
Ratio of total expenses to average net assets less waivers	1.17	%(3)	0.95	%(2)
Ratio of total expenses to average net assets before waivers	1.17	%(3)	0.98	%(2)
Ratio of net investment income to average net assets, net of waivers	3.86	%(4)	3.48	%(2)
Ratio of net investment income to average net assets, before waivers	3.86	%(4)	3.45	%(2)
Portfolio turnover rate	495%		363	%(1)

* Inception.

(1) Not annualized.

(2) Annualized.

(3) The ratio of expenses to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets was 0.87%.

(4) The ratio of net investment income to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the net investment income to average net assets was 4.16%.

Lotsoff Capital Management and

Lotsoff Capital Management Investment Trust

Privacy Policy

        Under the provisions of regulations stemming from the Gramm-Leach-Bliley Act, financial institutions like Lotsoff Capital Management and the Lotsoff Capital Management Investment Trust are required to provide privacy policy notices to their clients. We believe that protecting the privacy of your non-public personal information is of the utmost importance, and we are committed to maintaining the privacy of your non-public personal information in our possession. As required by the rules, we are providing you with the following information.

Information We Collect:

        We collect non-public personal information about you from the following sources:

•	Information we receive from you on managed account agreements or fund subscription documents, as well as other applications and forms (for example, name, address, Social Security Number, birth date, assets, income, and investment experience);

•	Information about your transactions with us (for example, account activity and balances); and

•	Information we collect electronically when you visit our web site or receive e-campaigns. We also use Google Analytics, a web analytics service provided by Google, Inc. (“Google”). Google Analytics uses cookies to help us analyze how users use our website. The information gathered by the cookie about your use of our site (including your IP address) will be transmitted to and stored by Google on servers in the United States. Google will use this information for the purpose of evaluating your use of our site, compiling reports on website activity for us and providing other services relating to website activity and internet usage. Google may also transfer this information to third parties where required to do so by law, or where such third parties process the information on Google’s behalf. Google will not associate your IP address with any other data held by Google. You may refuse the use of cookies by selecting the appropriate setting on your browser, however, please note that if you do this you may not be able to use the full functionality of our website. By using our website, you consent to the processing of data about you by Google in the manner and for the purpose set out above.

Information We Disclose:

        We do not disclose any non-public personal information about our customers or former customers to anyone other than in connection with the administration, processing and servicing of customer accounts or to our accountants, attorneys and auditors, or otherwise as permitted by law.

Protection of Information:

        We restrict access to non-public personal information about you to our personnel who need to know that information in order to provide products or services to you. We maintain physical, electronic and procedural controls to safeguard your non-public personal information, and customer and account information is disposed of in a manner that makes it impossible or impracticable to reconstruct. Finally, relationships with the vendors that may come into contact with customer data are structured so as to ensure confidentiality of that information

Not Part of the Prospectus

        To learn more about the Lotsoff Funds, you may want to read the Lotsoff Funds’ SAI, which contains additional information about the Lotsoff Funds. The Lotsoff Funds have incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

        You also may learn more about the Lotsoff Funds’ investments by reading the Lotsoff Funds’ annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Lotsoff Funds during the last fiscal year.

        The SAI and the annual and semi-annual reports are available to shareholders and prospective investors without charge, simply by calling 1-877-568-7633. The Lotsoff Funds do not have an Internet web site and, therefore, they do not make their SAI and annual and semi-annual reports available on the Internet.

        Prospective investors and shareholders who have questions about the Lotsoff Funds may also call the following number or write to the following address:

Lotsoff Capital Management Investment Trust P.O. Box 1181 Milwaukee, WI 53201-1181 Telephone: 1-877-568-7633

        The general public can review and copy information about the Lotsoff Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. (Please call (202) 942-8090 for information on the operations of the Public Reference Room.) Reports and other information about the Lotsoff Funds are also available at the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to:

Public Reference Section Securities and Exchange Commission Washington, D.C. 20549-0102

        Please refer to the Lotsoff Funds’ Investment Company Act File No. 811-21422 when seeking information about the Lotsoff Funds from the SEC.